Impact of COVID-19	12 Months Ended
Dec. 31, 2023
Impact of COVID-19 [Abstract]
Impact of COVID-19
26.	Impact of COVID-19

Following the COVID-19 outbreak since early 2020, a series of precautionary and control measures have been implemented by the Chinese government, including but not limited to extending the Chinese New Year holiday, quarantine measures and travel restrictions. These measures have resulted in drop in outbound travelers from China and mainly impacted the Company’s Roamingman business.

The COVID-19 pandemic has led governments and other authorities around the world to impose measures intended to control its spread, including restrictions on freedom of movement, gatherings of large numbers of people, and business operations such as travel bans, border closings, business closures, quarantines, shelter-in-place orders and social distancing measures. These measures have caused a severe decline in the level of business and leisure travel around the globe. This has resulted in the reduction in demands for the Company’s international data connectivity services.

The net cash used in operating activities of the Company was US$21,738 thousand for the year ended December 31, 2021. However, the net cash provided by operating activities of the Company was US$4,404 thousand and US$6,507 thousand for the year ended December 31, 2022 and 2023, respectively. The Company will evaluate its financial and cash flow positions from time to time and intend to mitigate liquidity risk by implementing operational measures such as costs cutting. The extent of the impact of the COVID-19 on the Company’s operational and financial performance will be monitored carefully.